

SKYH
NYSE

SkyHarbour

First Quarter 2026 Earnings Webcast
May 14th, 2026

Chicago Dallas Denver Hartford Houston Los Angeles Miami Nashville New York Orlando Portland Phoenix Salt Lake City San Jose Seattle Trenton Washington

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts, and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

SkyHarbour

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

PRESENTERS



TAL KEINAN

Chief Executive Officer



FRANCISCO GONZALEZ

Chief Financial Officer



TIM HERR

Treasurer & SVP Finance



MICHAEL SCHMITT

Chief Accounting Officer



TORI PETRO

Accounting & Finance Manager



ANDREAS FRANK

Business Associate & Assistant Treasurer

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Construction Accelerating, Increasing Revenues

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)


400
350
300
250
200
150
100
50
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

QUARTERLY REVENUES

(In millions)


10
9
8
7
6
5
4
3
2
1
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

OPERATING EXPENSES*

(In millions)


10
9
8
7
6
5
4
3
2
1
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

SG&A**

(In millions)


7
6
5
4
3
2
1
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

OPERATING RESULTS

(In millions)


0
-1
-2
-3
-4
-5
-6
-7
-8
-9
Q1'22
Q2'22
Q3'22
Q4'22
Q1 '23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

NET CASH FLOW USED IN OPERATING ACTIVITIES

(In millions)


10
5
0
-5
-10
-15
-20
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 10Q

**SG&A represents Pursuit and marketing expenses, Employee compensation and benefits, and General and administrative expense lines in 10Q

SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP

Upcoming Operating Leverage From Last Two Phase II Completions

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS


(In millions)
300
250
200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

QUARTERLY REVENUES


(In millions)
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

OPERATING EXPENSES*


(In millions)
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

SG&A**


(In millions)
1.0
0.8
0.6
0.4
0.2
0.0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

OPERATING RESULTS


(In millions)
1
0.5
0
-0.5
-1
-1.5
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES


(In millions)
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
Q1 '22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 1st Quarter SH Capital Report

**SG&A represents Pursuit and marketing expenses and General and administrative expense lines in as 1st Quarter SH Capital Report

LEASING UPDATE

Campuses in Operation, Lease-Up, and Pre-Lease

As of May 13th, 2026

	STABILIZED CAMPUSES					CAMPUSES IN INITIAL LEASE-UP				PRE-LEASING
	SGR	BNA	OPF 1	SJC	CMA	DVT 1	ADS 1	APA 1	OPF 2	IAD 1+BDL
Revenue Run Rate	$1.4mm	$5.3mm	$6.5mm	$5.2mm	$5.5mm	$2.9mm	$2.2mm	$1.8mm	$3.9mm	—
Rentable SF[1]	66,080	149,069	160,092	50,431	194,733	134,270	118,602	130,664	111,201	390,081
Economic Occupancy[2]	100%	102%	98%	132%	102%	76%	91%	44%	68%	N/A
High[3]	$21.74	$40.16	$46.94	$85.88	$38.44	$35.40	$34.29	$39.85	$64.55	—
Average[4]	$21.74	$35.00	$41.30	$77.76	$27.63	$28.16	$20.43	$30.85	$51.56[3]	$44.85
Low[3]	$21.74	$31.25	$29.24	$46.30	$20.99	$11.37	$13.18	$13.46	$40.89	—

Campuses in Initial Lease-Up: *Rent + Contracted Fuel* *(versus Actual)*

Pre-Leasing: *Rent only* *(fuel not included)*

Re-Lease Update

SF re-leased in LTM	118,715
% Revenue Escalation[5]	23%

[1] (RSF) Based on constructed hangar square feet
[2] Measures leased aircraft SF/Rentable SF
[3] Annualized contracted revenue per RSF, projected over the next 12 months
[4] Current revenue run rate divided by (Rentable SF X economic occupancy)
[5] Revenue escalation upon re-lease for the trailing 12 months as of 5/1/2026 (after typical annual escalations of CPI with a floor of 4%)

This slide includes metrics, including annualized revenue run rate and revenue per square foot, to help us evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
The revenue run rate for stabilized campuses is calculated as the sum of (i) rental revenue earned in the last month of the fiscal period multiplied by twelve and (ii) fuel revenue earned during the last quarter of the fiscal period multiplied by four.
Our key performance indicators may be calculated in a manner different than similar key performance indicators used by other issuers. These metrics are estimated operating metrics and not projections, nor actual financial results, and are not indicative of current or future performance.

UNDERWRITING VS CAMPUS PERFORMANCE

CBRE and BA Group Market Studies









	SGR	BNA	OPF 1	DVT	APA	ADS	CMA
CBRE Report 2021	$23.25	$28.00	$32.50	$26.00	$32.50	N/A	N/A
BA Group Report 2025	$20.32	$28.00	$35.25	$28.00	$38.50	$33.00	$25.50
High	$21.74	$40.16[3]	$46.94[3]	$35.40[1]	$39.85[1]	$34.29[1]	$38.44[3]
Average	$21.74	**$35.00**	**$41.30**	**$28.16**	**$30.85**	**$20.43**	**$27.63**
Low	$21.74	$31.25[4]	$29.24[4]	$11.37[2]	$13.46[2]	$13.18[2]	$20.99[4]

[1] *Long term leases*
[2] *Short term leases*
[3] *Late leases*
[4] *Early leases*

OPF PHASE 2 CAMPUS UPDATE

Expansion Economics versus New Market Economics

- Budget Construction Cost: $39.6mm
- Actual Construction Cost: $39.2mm (estimated)
- Certificate of Occupancy: May 11th
- 68% Leased (Hangar & Office) at $51.56/sqft average revenue[1]





Revenue/RSF comparison


Original OPF CBRE Underwriting
$32.50
OPF 1 Average Current Lease Rate
$41.30
OPF 2 Average Lease Rate
$51.56

[1] Annualized contracted rental revenue per RSF, projected over the next 12 months

SITE ACQUISITION

~4 million square feet of development in pipeline across 22 airports

Emphasis: Maximum NOI-Capture




Operating
In Development (Funded)
In Development (Not funded)
Tier 1 ($50+ per SF rev)
Tier 2 ($30 - $50 per SF rev)
Tier 3 (<$30 per SF rev)

Refinement of Target Terms

> Number of Airports
> Square footage of revenue-producing hangar
> Total revenue available
> Total NOI available

Sky Harbour Portfolio Square Footage in Operation and Development


4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1,115,142
~16% RSF in Tier 1 Markets
1,038,070
~48% RSF in Tier 1 Markets
1,914,737
~51% RSF in Tier 1 Markets
4,067,949
In Operation
Fully Funded Construction Pipeline
Development Pipeline
Total Secured

DEVELOPMENT UPDATE

Projected Fully Funded Construction Pipeline


2025
2026
2027
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
BDL
ADS 2
SLC
POU
ORL
IAD
TTN
PWK



SLC
Delivery by
March 2027



BDL
Delivery by
November 2026

FORTRESS OF LIQUIDITY

Key to Prudent Finding of Growth Capital Opportunistically

Growth Capital

INTERNALLY GENERATED CASH FLOW

In lieu of a portion or all dividends in the early years

SKYH HOLDING COMPANY EQUITY

Public ATM or marketed offerings

PIPEs

UPFRONT LEASE PAYMENTS

Long Term Tenant Leases

Upfront Cash Payment

Realization of Asset Value

PRIVATE ACTIVITY TAX-EXEMPT DEBT

Bank Facility

Medium to Long-term PABs

Possibility of additional tranches

US Treasuries, Cash and Committed Bank Facility[1]

(In thousands)

~$368.2 Million



Cash and Treasuries, $187,624
JPM Warehouse Facility, $180,600

[1] The JPM Facility is expandable to an aggregate amount of $300mm subject to credit approval.

2026 EOY GUIDANCE

ANNUALIZED REVENUE RUN RATE EOY 2026

$42M-$46M

Q1 2026 RUN RATE: $34.9M

ANNUALIZED ADJUSTED EBITDA RUN RATE EOY 2026

$4M-$6M

Q1 2026 RUN RATE: ($6.0M)


NOCO
72

Revenue and EBITDA are point estimates. Refer to forward-looking statements in the disclaimer

Q1 HIGHLIGHTS





01

SITE ACQUISITION

- SWF Expansion
- 2026 success factors:
  - Rentable square footage
  - Revenue per square foot
  - NOI per square foot

02

DEVELOPMENT

- OPF 2 delivered – Ascend | Stratus Integrated Program
- BDL, ADS2, SLC, POU On Schedule, On Budget
- Cost per square foot still trending lower: $244.37

03

LEASING

- OPF 2 68% leased at Tier 1 rates
- Occupancy optimization program >100%
- Re-Lease revenue step-ups LTM: 23%

04

OPERATIONS

- OPEX efficiency program underway
- Residents rank Sky Harbour offering as #1 basing solution in business aviation
  - Overall Satisfaction Rating: 4.88/5

"Sky Harbour feels more like a residential-style setup... there is a level of freedom given to tenants to operate as they see fit... this residential like feel at Sky Harbour is extremely positive and almost never experienced elsewhere..." - Director of Aviation, OPF Resident

"The caliber of line crew determines the quality of service offered at Sky Harbour. The attention to detail and personable interaction with the front line is unmatched when compared to..." - Chief Pilot, ADS Resident

LOOKING FORWARD

Focus on Scale


SkyHarbour

01

SITE ACQUISITION

- **Max NOI capture**
  - Sqftage -> SHER -> OPEX
- Same-Field / Same Metro expansion
  - Intimate market knowledge <>
  - Operational efficiencies

02

DEVELOPMENT

- 390K square feet now under construction
  - BDL: 10/26
  - ADS 2: 12/26
  - SLC: 1/27
- **684k additional by year-end**
- Drive cost per square foot lower still

03

LEASING

- 136,111 sqft leased – to be released in 2026
- 170,251 sqft in lease-up
- **218,350 sqft under construction for lease up by the end of 2026**
- Team growth – to be announced

04

OPERATIONS

- Defense: Bulletproof safety, security, efficiency
- **Offense: Continue innovating in partnership with Residents - virtuous circle of value creation**
- 2026 OPEX Efficiency Program



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Contact Us: investors@skyharbour.group